UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2006

Wolverine World Wide, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan (Address of Principal Executive Offices)	49351 (Zip Code)

Registrant's telephone number, including area code:  (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definitive Material Agreement.

(a)          Long-Term Incentive Plan Awards.

                    On February 15, 2006, the Compensation Committee of the Board of Directors of Wolverine World Wide, Inc. (the "Company") approved cash awards to certain key employees including the executive officers named below, under the Company's Amended and Restated Executive Long-Term Incentive Plan (the "LTIP"). The LTIP permits the Company to make awards to plan participants conditioned upon the achievement of specified corporate performance goals over a three-year performance period.

                    For each participant in the three-year performance period from 2003-2005, the Compensation Committee specified a target bonus goal (the "target bonus"), expressed as a percentage of the participant's average annual earned salary, that would be paid to the participant if specified levels of performance were achieved. Depending on the actual performance attained for the three-year performance period, participants were eligible to receive bonuses, if any, from 50% to 200% of the target bonus. For the 2003-2005 performance period, bonuses earned and payable for the Company's CEO and Named Executive Officers were: Mr. O'Donovan - $601,730; Mr. Duffy - $218,465; Mr. Estes - $175,172; Mr. Gulis - $200,004; and Mr. Krueger - $225,619. These bonuses for the 2003-2005 performance period were based on Company performance against pre-established performance criteria and were determined 50% by reference to the Company's earnings per share and 50% by reference to total shareholder return against a pre-established peer group.

                    The Compensation Committee also reviewed and approved the performance criteria and structure upon which the bonuses awarded under the LTIP for the 2006-2008 performance period will be based. Such performance criteria and structure are substantially similar to those described above for the 2003-2005 performance period. The target bonuses for executive officers generally range from 25% to 60% of their respective salaries and target bonuses for the CEO and Named Executive Officers for the 2006-2008 period are: Mr. O'Donovan - 60%; Mr. Gulis - 40%; and Mr. Krueger - 50%. Messrs. Duffy and Estes retired in the first quarter of 2006 and will not participate in the LTIP for the 2006-2008 performance period.

(b)          Annual Bonus Plan Awards and Discretionary Awards.

                    On February 15, 2006, the Compensation Committee of the Board of Directors of the Company approved cash awards to certain key employees including the executive officers named below, under the Company's Amended and Restated Executive Short-Term Incentive Plan (the "Annual Bonus Plan"), for fiscal year 2005. It permits the Company to make awards to plan participants conditioned upon the achievement of specified operational performance goals for a fiscal year. Awards under the Annual Bonus Plan are based on a percentage of each recipient's base salary for the applicable fiscal year. In determining these percentages, the

Compensation Committee considers each executive's position, competitive incentives and the executive's aggregate incentive compensation potential under all of the Company's plans.

                    For each participant, a target bonus goal (the "target bonus"), expressed as a percentage of the participant's base salary, was established by the Compensation Committee to be paid to the participant if specified levels of performance were achieved. Depending on the actual performance attained for the fiscal year, participants may receive bonuses, if any, from 50% to 200% of the target bonus. Bonuses for the 2005 fiscal year were based on performance against pre-established criteria and were determined 80% on pre-tax earnings and 20% on sales.

                    The Compensation Committee also approved discretionary bonuses for the CEO and Named Executive Officers based upon attainment of pre-established individual performance goals. For fiscal year 2005, the CEO and Named Executive Officers received the following cash bonuses under the Annual Bonus Plan and discretionary awards: Mr. O'Donovan - $804,587; Mr. Duffy - $198,082; Mr. Estes - $134,444; Mr. Gulis - $270,452; and Mr. Krueger - $292,565.

                    The Compensation Committee also reviewed and approved the performance criteria and structure upon which the bonuses awarded under the Annual Bonus Plan for the fiscal year 2006 performance period will be based. Such performance criteria and structure are substantially similar to those described above for the fiscal year 2005 performance period. Target bonus levels for fiscal 2006 for executive officers generally range from 25% to 60% of their respective salaries and target bonus levels for the CEO and Named Executive Officers are: Mr. O'Donovan - 60%; Mr. Gulis - 40%; and Mr. Krueger - 50%. Messrs. Duffy and Estes retired in the first quarter of 2006 and will not participate in the Annual Bonus Plan for 2006 and will not receive any discretionary award for 2006.

                    In addition, the Compensation Committee approved increases in the base salaries of the Company's executive officers. The annual base salaries for fiscal year 2006 for the CEO and Named Executive Officers were: Mr. O'Donovan - $725,000; Mr. Gulis - $370,000; and Mr. Krueger - $480,000. Messrs. Duffy and Estes retired in the first quarter of 2006.

(c)          Restricted Stock and Option Awards.

                    On February 15, 2006, the Compensation Committee of the Board of Directors of the Company also approved stock option grants and restricted stock awards to certain key employees including the CEO and the Named Executive Officers under the Company's stock incentive plans (the "Award Plans"), which were previously approved by the stockholders. The Award Plans permit the Company to grant options under the plans to participants pursuant to Stock Option Agreements and permits the Company to award restricted stock under the plans to plan participants pursuant to Restricted Stock Agreements, subject to the terms and conditions of the Award Plans. Forms of Stock Option Agreements and a form of Restricted Stock Agreement are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference into this Item 1.01(c).

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		10.1	Form of Incentive Stock Option Agreement.

		10.2	Form of Non-Qualified Stock Option Agreement for Steven M. Duffy, Stephen L. Gulis, Blake W. Krueger and Timothy J. O'Donovan.

		10.3	Form of Non-Qualified Stock Option Agreement for other employees.

		10.4	Form of Restricted Stock Agreement.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2006	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ James D. Zwiers
James D. Zwiers General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

10.1	Form of Incentive Stock Option Agreement.

10.2	Form of Non-Qualified Stock Option Agreement for Steven M. Duffy, Stephen L. Gulis, Blake W. Krueger and Timothy J. O'Donovan.

10.3	Form of Non-Qualified Stock Option Agreement for other employees.

10.4	Form of Restricted Stock Agreement.